UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2007
(Date of earliest event reported)



                           CD 2007-CD5 Mortgage Trust
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                         (Exact name of issuing entity)


                      Citigroup Global Markets Realty Corp.
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               (Exact name of sponsor as specified in its charter)


                       German American Capital Corporation
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               (Exact name of sponsor as specified in its charter)


                      Artesia Mortgage Capital Corporation
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               (Exact name of sponsor as specified in its charter)


                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)


   Delaware                      333-130390-05                       04-3310019
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(State or other jurisdiction   (Commission File No.)               (IRS Employer
    of incorporation)                                        Identification No.)

               60 Wall Street
               New York, New York                                10005
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      (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        ITEM 9.01.    Financial Statements and Exhibits.
                      ----------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.         Description
-----------         -----------


(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of November 29, 2007, relating to validity and tax matters.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 29, 2007


                                               DEUTSCHE MORTGAGE & ASSET
                                                   RECEIVING CORPORATION


                                               By: /s/ Charles Y. Lee
                                                   -----------------------------
                                                   Name: Charles Y. Lee
                                                   Title: Vice President


                                               By: /s/ Boris Zhuravel
                                                   -----------------------------
                                                   Name: Boris Zhuravel
                                                   Title: Vice President

                                  Exhibit Index



Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

8.1                 Opinion of Cadwalader, Wickersham & Taft LLP,     E
                    dated as of November 29, 2007, relating to validity and tax matters

                                   Exhibit 8.1

  Opinion of Cadwalader, Wickersham & Taft LLP, dated as of November 29, 2007, relating to validity and tax matters